Exhibit 10.7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONFIDENTIAL

AMENDMENT NO. 3 TO THE CELL LINE LICENSE AGREEMENT

THIS AMENDMENT NO. 3 TO THE CELL LINE LICENSE AGREEMENT (this “Amendment No. 3”), effective as of March 4, 2026 (“the Amendment No. 3 Effective Date”), is entered and made by and between WuXi Biologics (Hong Kong) Limited, having an address at Unit 417, 4th Floor, Lippo Centre Tower Two, No. 89 Queensway, Admiralty, Hong Kong (“WuXi Biologics”), and Invivyd, Inc. having its principal place of business at 209 Church Street, New Haven, CT 06510 (“Licensee”). WuXi Biologics and Licensee may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Licensee was formerly known as “Adagio Therapeutics, Inc.” with its principal place of business at 303 Wyman Street, Suite 300, Waltham, MA 02451; and

WHEREAS, WuXi Biologics’ address was formerly at “Flat/RM826, 8/F Ocean Centre Harbour City, 5 Canton Road TST, Hong Kong” and Licensee’s address was formerly at “1601 Trapelo Road, Suite 178, Waltham, MA 02451”; and

WHEREAS, WuXi Biologics and Licensee (then still known as Adagio Therapeutics, Inc.) entered into that certain Cell Line License Agreement, dated as of December 2, 2020, amended as of February 2, 2023 via Amendment No. 1 and as of March 13, 2024 via Amendment No. 2 (the “License Agreement”); and

WHEREAS, the Parties now desire to amend the License Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein below, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows:

1.
Section 5.2 of the License Agreement is hereby deleted in its entirety and replaced with the following:
5.2
Payment in Lieu of Royalty. Notwithstanding the foregoing, during the Term of this Agreement, upon written notice to WuXi Biologics, on a Licensed Cell Line-by-Licensed Cell Line basis, Licensee may exercise the buyout right (“Buyout Right”) for each Licensee Product by choosing to make a one-time lump sum payment in the amount of (a) [***] each for [***]; and (b) [***] each for [***] (“Buyout Fee”) which shall be payable within [***] after first receipt by or on behalf of Licensee or an Affiliate or sublicensee of the [***] of such Licensee Product, which payment shall satisfy all of Licensee’s Royalty payment obligations pursuant to this Agreement with respect to such Licensed Cell Line. Following such payment, Licensee shall have no further payment obligations with respect to any Royalty for Global Sales (including, for clarity, sales by Licensee, its Affiliates or sublicensees) of the applicable Drug Product produced (or otherwise derived from) from such applicable Licensed Cell Line. Further, the license granted from WuXi Biologics to

CONFIDENTIAL

Licensee under Article 2 with respect to the applicable Licensee Product, Drug Substance and Drug Product produced (or otherwise derived from) from such applicable Licensed Cell Line shall automatically (i.e. without an obligation to formally amend this Agreement) become fully paid-up, royalty-free, irrevocable and continue in perpetuity notwithstanding any termination or expiration of this Agreement. For clarity, and without limiting the foregoing, unless Licensee chooses to pay a Buyout Fee as described in this Article 5.2 with respect to the applicable Licensed Cell Line, Licensee shall pay the Royalty with respect to applicable Drug Products produced (or otherwise derived from) from such Licensed Cell Line as set forth in this Article 5.
2.
A new Section 5.3 is hereby inserted immediately following Section 5.2 of the License Agreement.
5.3
Regulatory Restriction on Manufacturing. If Licensee’s ability to have a Licensee Product manufactured by WuXi Biologics or WuXi Biologics Affiliates becomes materially restricted due to government actions, including but not limited to law, rule, regulations, guideline or order, in a jurisdiction that materially prevents Licensee from being able to enter into or maintain a contract with a governmental entity or from receiving grant funds from such governmental entity, or materially affects Licensee’s ability to obtain government insurance coverage, including but not limited to in the United States [***], for the Licensee Product, Licensee shall provide WuXi Biologics with written notice describing the applicable government action in reasonable detail and Licensee’s applicable royalty obligations under Section 5 to the extent derived or arising from Licensee Product sold in the United States shall be waived for the relevant Licensee Product. Such waiver in Licensee’s royalty payment obligations under this section with respect to such Licensee Product shall continue only for so long as such government action continues, and Licensee’s full royalty payment obligations with respect to such Licensee Product shall immediately resume upon the government action being resolved, lifted, or ceasing to exist.
3.
Section 14.3 of the License Agreement is hereby deleted in its entirety and replaced with the following:
14.3
Notices. All notices, requests, demands and other communications required under this Agreement must be in writing and will be deemed to have been given or made and sufficient in all respects when delivered by reputable international courier to the following addresses:

To Licensee: [***]
To WuXi Biologics: [***]

CONFIDENTIAL

4.
Except as expressly amended by this Amendment No. 3, the License Agreement is and shall remain unchanged and in full force and effect in accordance with its terms and the Parties hereto hereby ratify and reaffirm the License Agreement as amended hereby.
5.
The laws of the State of New York, USA, without giving effect to principles of conflict of laws, govern all matters relating to this Amendment No. 3 and the enforcement and interpretation thereof. Any dispute arising out of or in connection with this Amendment No. 3 shall be resolved in accordance with Section 14.6 of the License Agreement.
6.
This Amendment No. 3 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Party may rely on the delivery of executed electronic copies of counterpart execution pages of this Amendment No. 3 and such electronic copies shall be legally effective to create a valid and binding agreement among the Parties.
7.
Any capitalized term used in this Amendment No. 3 and not otherwise defined herein shall have the meaning given to that term in the License Agreement.

[Signature Page Follows]

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be duly executed as of the Amendment No. 3 Effective Date set forth above.

WuXi Biologics (Hong Kong) Limited	Invivyd, Inc.
By: [***] Name: [***] Title: [***] Date: 4 March, 2026	By: [***] Name: [***] Title: [***] Date: 3/4/2026